UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  May 24, 2022

MannKind Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50865	13-3607736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Casper Street, Danbury, Connecticut 06810
(Address of Principal Executive Offices) (Zip Code)

(818) 661-5000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MNKD	The Nasdaq Stock Market LLC

Item 8.01 Other Events.

On May 24, 2022, MannKind Corporation (the “Company”) issued a press release, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference, except the website addresses and hyperlinks contained in such press release are inactive textual references only and no information accessible through any such website address or hyperlink is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

Exhibit 99.1	Press release dated May 24, 2022

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Statements in Exhibit 99.1 to this report that are not statements of historical fact are forward-looking statements, including statements regarding the expected timing for Tyvaso DPI product availability. These forward-looking statements are based upon the Company’s current expectations. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include risks and uncertainties regarding manufacturing pharmaceutical products. These and other risks are detailed in the Company’s filings with the Securities and Exchange Commission (“SEC”), including under the heading “Risk Factors” in MannKind’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 5, 2022. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MannKind Corporation

Date: May 25, 2022	By:	/s/ David Thomson, Ph.D., J.D.
David Thomson, Ph.D., J.D.
Executive Vice President, General Counsel and Secretary